Goodwill and Intangible Assets (Notes)	12 Months Ended
Dec. 28, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets	Goodwill and Intangible Assets
Goodwill:
Changes in the carrying amount of goodwill, by segment, were (in millions):

	United States	International	Canada	Total
Balance at December 29, 2018	$29,597	$4,468	$2,438	$36,503
Impairment losses	(118)	(1,079)	—	(1,197)
Acquisitions	124	6	—	130
Translation adjustments and other	(2)	6	106	110
Balance at December 28, 2019	$29,601	$3,401	$2,544	$35,546
In the first quarter of 2019, we completed the acquisition of Primal Nutrition. Additionally, at December 29, 2018, goodwill excluded amounts classified as held for sale. See Note 4, Acquisitions and Divestitures, for additional information related to this acquisition, as well as amounts held for sale.
We maintain 19 reporting units, 11 of which comprise our goodwill balance. These 11 reporting units had an aggregate carrying amount of $35.5 billion as of December 28, 2019. We test our reporting units for impairment annually as of the first day of our second quarter, or more frequently if events or circumstances indicate it is more likely than not that the fair value of a reporting unit is less than its carrying amount.
In connection with the preparation of the first quarter financial statements, which occurred concurrently with the preparation of the second quarter financial statements due to the delay in the filing of our Annual Report on Form 10-K for the year ended December 29, 2018, we concluded that it was more likely than not that the fair values of three of our 19 reporting units (EMEA East, Brazil and Latin America Exports) were below their carrying amounts. The factors that led to this conclusion included: (i) changes in management structure which triggered the reorganization of the EMEA East and Latin America Exports reporting units in the first quarter; (ii) new management in certain of these reporting units coupled with the development of our five-year operating plan assumptions for each of these reporting units in the first quarter, which established revised expectations and priorities for the coming years in response to current market factors, such as lower revenue growth and margin expectations; (iii) increases in discount rates used to value reporting units in these regions due to expectations of increased risk in these emerging markets; and (iv) fluctuations in forecasted foreign exchange rates in certain countries.
We recognized a non-cash impairment loss of $620 million in SG&A in the first quarter of 2019 related to the three reporting units noted above that are contained within our International segment. We determined the factors contributing to the impairment loss were the result of circumstances that arose during the first quarter of 2019.
We recognized a $286 million impairment loss in our EMEA East reporting unit within our International segment. In the first quarter of 2019, we reorganized our reporting units to combine Russia, Poland, Middle East, and Distributors operations into the EMEA East reporting unit as a result of changing our management structure. Following this reorganization, we established a new management team in the region at the beginning of 2019 that developed a new five-year operating plan for the region, which established a revised downward outlook for net sales, margin, and cash flows in response to lower expectations for margin and revenue growth opportunities in the region. As a result of this planning process, management revised its expectations downward in relation to the anticipated long-term impact of white space growth opportunities in Middle East and Africa and the impact of discounter store growth in Russia. Additionally, there were declines in forecasted foreign exchange rates in the region. After the impairment, the goodwill carrying amount of the EMEA East reporting unit was approximately $144 million.
We recognized a $205 million impairment loss in our Brazil reporting unit within our International segment. During the first quarter, we observed lower than expected performance in launches of new products coupled with the de-listing of certain existing products as well as higher costs due to changes in our sourcing approach to support revenue growth plans. We developed a new five-year operating plan for the region in the first quarter of 2019, which produced a revised outlook for net sales and margins in contemplation of these events and after considering their potential long-term impacts. Additionally, there were declines in forecasted foreign exchange rates in the region. The impairment of the Brazil reporting unit represents all of the goodwill of that reporting unit.
We recognized a $129 million impairment loss in our Latin America Exports reporting unit within our International segment. In the first quarter of 2019, we reorganized our reporting units to combine Puerto Rico and our Other Latin America Exports business with Costa Rica, Panama, Colombia, Argentina, and Andinos operations (which were part of the previously fully impaired Other Latin America reporting unit and thus had previously been identified as having a fair value less than carrying amount) into the Latin America Exports reporting unit as a result of changing our management structure. We developed a new five-year operating plan for the region in the first quarter of 2019, which produced a revised downward outlook for net sales and margins and adjusted cash flow forecasts to reflect lower expectations in the market, higher costs associated with changes in our sourcing approach, and increased investments in the business to support growth in these emerging markets. After the impairment, the goodwill carrying amount of the Latin America Exports reporting unit was approximately $297 million.
We performed our 2019 annual impairment test as of March 31, 2019, which is the first day of our second quarter in 2019 (this was performed concurrently with the preparation of the first and second quarter 2019 financial statements due to the delay in the filing of our Annual Report on Form 10-K for the year ended December 29, 2018). We utilized the discounted cash flow method under the income approach to estimate the fair value of our reporting units. Through the performance of the 2019 annual impairment test, we identified an impairment related to the U.S. Refrigerated reporting unit. This impairment was primarily due to an increase in the discount rate assumption used for the fair value estimation. The increase in the discount rate was applied to reflect a market participants’ perceived risk in the valuation implied by the sustained reduction in our stock price and, hence, market capitalization (which decreased approximately 25% from December 29, 2018 to the March 31, 2019 annual impairment test date and sustained this decline through June 29, 2019). Since this valuation assumption change was made in connection with the annual impairment test in the second quarter of 2019 and was not indicative of events or conditions that would have constituted a triggering event during the first quarter of 2019, we recorded a non-cash impairment loss of $118 million in SG&A in the second quarter of 2019 within our United States segment. The goodwill carrying amount of this reporting unit was $7.0 billion after the impairment.
The goodwill carrying amounts associated with an additional six reporting units, which each had excess fair value over its carrying amount of 10% or less based on the results of our 2019 annual impairment assessment, were $18.6 billion for U.S. Grocery, $3.9 billion for U.S. Foodservice, $2.1 billion for Canada Retail, $370 million for Australia and New Zealand, $368 million for Canada Foodservice, and $83 million for Northeast Asia as of the annual impairment test date. The goodwill carrying amount associated with one additional reporting unit, which had excess fair value over its carrying amount between 10-20%, was $593 million for Continental Europe as of the annual impairment test date. The aggregate goodwill carrying amount of reporting units with fair value over carrying amount between 20-50% was $2.4 billion as of the annual impairment test date, and there were no reporting units with fair value over carrying amount in excess of 50%.
In the fourth quarter of 2019, in connection with the preparation of our year-end financial statements, we determined that it was more likely than not that the fair values of three of our 19 reporting units (Australia and New Zealand, Latin America Exports, and Northeast Asia) were below their carrying amounts. The factors that led to this determination included: (i) the completion of our fourth quarter 2019 results, which were below management’s expectations in these regions due to higher supply chain costs and reduced revenue growth; and (ii) new management of these reporting units coupled with the development and approval of our 2020 annual operating plan, which established revised expectations and priorities for the coming years in response to current market factors, such as lower revenue growth and margin expectations.
We recognized a non-cash impairment loss of $453 million in SG&A in the fourth quarter of 2019 related to two of the reporting units noted above that are contained within our International segment. We determined the factors contributing to the impairment loss were the result of circumstances described below that arose during the fourth quarter of 2019.
We recognized a $357 million non-cash impairment loss in our Australia and New Zealand reporting unit within our International segment. During the fourth quarter, we observed lower than expected revenue and profitability driven by increased operational costs, portfolio rationalization projects, declines in sales categories within Australia and New Zealand, and reduced market share realization for specific categories in New Zealand. Additionally, we established a new management team in the region that developed a 2020 annual operating plan, which set lower expectations for revenue growth and profit margins in the coming years in response to current market factors. The impairment of the Australia and New Zealand reporting unit represents all of the goodwill of that reporting unit.
We recognized a $96 million non-cash impairment loss in our Latin America Exports reporting unit within our International segment. During the fourth quarter, we observed lower than expected revenue and profitability due to higher supply chain costs along with less favorable expansion into new channels and loss of certain significant customers. Additionally, we established a new management team in the region that developed a 2020 annual operating plan, which set lower expectations for revenue growth and profit margins in the coming years in response to current market factors. After the impairment, the goodwill carrying amount of the Latin America Exports reporting unit was approximately $195 million.
We concluded that an impairment charge was not required for our Northeast Asia reporting unit since declines in expectations for 2020, which were partially offset by lower discount rates, were not substantial enough to cause the fair value of the reporting unit to be below its carrying amount. The goodwill carrying amount of the Northeast Asia reporting unit is approximately $83 million and the fair value is between 10-20% over carrying amount.
The decline in forecasted cash flows of Australia and New Zealand, Latin America Exports, and Northeast Asia were all partially offset by lower market driven discount rates that limited the declines in fair value. Should market interest rates increase in future periods, the likelihood for further impairment will rise.
During the third quarter of 2019, certain organizational changes were announced that will impact our future internal reporting and reportable segments. As a result of these changes, which are effective in the first quarter of 2020, we combined our EMEA, Latin America, and APAC zones to form the International zone. The International zone is a reportable segment along with the United States and Canada in 2020. We also moved our Puerto Rico business from the Latin America zone to the United States zone in 2020 to consolidate and streamline the management of our product categories and supply chain. As a result of the transition, we expect to perform impairment testing immediately before and after reorganizing our reporting unit structure. When we perform the transition impairment test associated with the reorganization in the first quarter of 2020, we anticipate that a substantial portion of the remaining goodwill carrying amounts for the Latin America Exports and Northeast Asia reporting units (with carrying amounts of $195 million and $83 million, respectively) may be subject to additional impairments.
As a result of our 2018 annual impairment test, we recognized a non-cash impairment loss of $133 million in SG&A related to our Australia and New Zealand reporting unit within our International segment in the second quarter of 2018. This impairment loss was primarily due to margin declines in the region.
For the fourth quarter of 2018, in connection with the preparation of our year-end financial statements, we assessed the changes in circumstances that occurred during the quarter to determine if it was more likely than not that the fair values of any reporting units were below their carrying amounts. As we determined that it was more likely than not that the fair values of seven reporting units were below their carrying amounts, we performed an interim impairment test on these reporting units as of December 29, 2018. As a result of our interim test, we recognized a non-cash impairment loss of $6.9 billion in SG&A related to five reporting units, including U.S. Refrigerated, Canada Retail, Southeast Asia, Northeast Asia, and Other Latin America. The other two reporting units we tested were determined to not be impaired. See Note 10, Goodwill and Intangible Assets, in our Annual Report on Form 10-K for the year ended December 29, 2018 for additional information on these impairment losses.
Accumulated impairment losses to goodwill were $8.2 billion at December 28, 2019.
Fair value determinations require considerable judgment and are sensitive to changes in underlying assumptions, estimates, and market factors. Estimating the fair value of individual reporting units requires us to make assumptions and estimates regarding our future plans, as well as industry, economic, and regulatory conditions. These assumptions and estimates include estimated future annual net cash flows, income tax rates, discount rates, growth rates, and other market factors. If current expectations of future growth rates and margins are not met, if market factors outside of our control, such as discount rates, change, or if management’s expectations or plans otherwise change, including as a result of updates to our global five-year operating plan, then one or more of our reporting units might become impaired in the future. We are currently actively reviewing the enterprise strategy for the Company. As part of this strategic review, we expect to develop updates to the five-year operating plan in 2020, which could impact the allocation of investments among reporting units and impact growth expectations and fair value estimates. Additionally, as a result of this strategic review process, we could decide to divest certain non-strategic assets. As a result, the ongoing development of the enterprise strategy and underlying detailed business plans could lead to the impairment of one or more of our reporting units in the future.
Our reporting units that were impaired in 2018 and 2019 were written down to their respective fair values resulting in zero excess fair value over carrying amount as of the applicable impairment test dates. Accordingly, these and other individual reporting units that have 20% or less excess fair value over carrying amount as of their latest 2019 impairment testing date have a heightened risk of future impairments if any assumptions, estimates, or market factors change in the future. Although the remaining reporting units have more than 20% excess fair value over carrying amount as of their latest 2019 impairment testing date, these amounts are also associated with the 2013 Heinz acquisition and the 2015 Merger and are recorded on the balance sheet at their estimated acquisition date fair values. Therefore, if any estimates, market factors, or assumptions, including those related to our enterprise strategy or business plans, change in the future, these amounts are also susceptible to impairments.
Indefinite-lived intangible assets:
Changes in the carrying amount of indefinite-lived intangible assets, which primarily consisted of trademarks, were (in millions):

Balance at December 29, 2018	$43,966
Impairment losses	(687)
Reclassified to assets held for sale	(9)
Translation adjustments	130
Balance at December 28, 2019	$43,400
At December 28, 2019 and December 29, 2018, indefinite-lived intangible assets excluded amounts classified as held for sale. See Note 4, Acquisitions and Divestitures, for additional information on amounts held for sale.
Our indefinite-lived intangible asset balance primarily consists of a number of individual brands, which had an aggregate carrying amount of $43.4 billion as of December 28, 2019. We test our brands for impairment annually as of the first day of our second quarter, or more frequently if events or circumstances indicate it is more likely than not that the fair value of a brand is less than its carrying amount.
We performed our 2019 annual impairment test as of March 31, 2019, which is the first day of our second quarter in 2019. As a result of our 2019 annual impairment test, we recognized a non-cash impairment loss of $474 million in SG&A in the second quarter of 2019 primarily related to six brands (Miracle Whip, Velveeta, Lunchables, Maxwell House, Philadelphia, and Cool Whip). This impairment loss was recorded in our United States segment, consistent with the ownership of the trademarks. The impairment for these brands was largely due to an increase in the discount rate assumptions used for the fair value estimations. The increase in the discount rate was applied to reflect a market participants’ perceived risk in the valuation implied by the sustained reduction in our stock price and, hence, market capitalization (which decreased approximately 25% from December 29, 2018 to the March 31, 2019 annual impairment test date and sustained this decline through June 29, 2019).
For Miracle Whip and Maxwell House, the reduction in fair value was also driven by lower expectations of near and long-term net sales growth that were adjusted in the second quarter of 2019 due to anticipated trends in consumer preferences. For Lunchables, the reduction in fair value was also due to lower forecasted net sales and royalty rate assumptions associated with lower profit margin expectations driven by pricing actions at certain customers. For Velveeta, Philadelphia, and Cool Whip, no assumption changes other than the discount rate had a meaningful impact on the estimated fair value of brands. Since these valuation assumption changes were made in connection with the annual impairment test in the second quarter of 2019 and were not indicative of events or conditions that would have constituted a triggering event during the first quarter of 2019, we recorded the non-cash impairment loss in the second quarter of 2019. These brands had an aggregate carrying value of $13.5 billion prior to this impairment and $13.0 billion after impairment.
The aggregate carrying amount associated with an additional three brands (Kraft, Planters, and ABC), which each had excess fair value over its carrying amount of 10% or less, was $13.4 billion as of the annual impairment test date. The aggregate carrying amount of an additional three brands (Oscar Mayer, Jet Puffed, and Quero), which each had fair value over its carrying amount of between 10-20%, was $3.6 billion as of the annual impairment test date. The aggregate carrying amount of brands with fair value over carrying amount between 20-50% was $4.2 billion, and the aggregate carrying amount of brands with fair value over carrying amount in excess of 50% was $9.3 billion as of the annual impairment test date.
In the fourth quarter of 2019, in connection with the preparation of our year-end financial statements, we determined that it was more likely than not that the fair values of two of our brands, Maxwell House and Wattie’s, were below their carrying amounts. The factors that led us to the determination to test for impairment were the same fourth quarter considerations outlined in the goodwill impairment discussion above. As we determined that it was more likely than not that the fair values of these two brands were below their carrying amounts, we performed an interim impairment test on these brands as of December 28, 2019.
We recognized a non-cash impairment loss of $213 million in SG&A in our United States segment, consistent with the ownership of the Maxwell House trademark. The reduction in fair value of the Maxwell House trademark was driven by expectations of near-term net sales and profitability declines outlined in the 2020 annual operating plan in response to consumer shifts from mainstream coffee brands to premium coffee brands. These shifts in expectations were partially offset by declines in market driven discount rates observed in the fourth quarter of 2019. Should market interest rates increase in future periods, the likelihood for further impairment will increase. We determined the factors contributing to the impairment loss were the result of circumstances that arose during the fourth quarter of 2019. This brand had a carrying value of approximately $823 million after the recorded impairment.
The Wattie’s brand was determined to not be impaired. The carrying amount of the Wattie’s brand is approximately $94 million and the fair value is between 10-20% over the carrying amount.
As a result of our 2018 annual impairment test, we recognized a non-cash impairment loss of $101 million in SG&A in the second quarter of 2018. This impairment loss was due to net sales and margin declines related to the Quero brand in Brazil. The impairment loss was recorded in our International segment, consistent with the ownership of the trademark.
In the third quarter of 2018, we recognized a non-cash impairment loss of $215 million in SG&A related to the Smart Ones brand. This impairment loss was primarily due to reduced future investment expectations and continued sales declines in the third quarter of 2018. This impairment loss was recorded in our United States segment, consistent with the ownership of the trademark. We transferred the remaining carrying value of Smart Ones to definite-lived intangible assets.
For the fourth quarter of 2018, in connection with the preparation of our year-end financial statements, we assessed the changes in circumstances that occurred during the quarter to determine if it was more likely than not that the fair values of any brands were below their carrying amounts. As we determined that it was more likely than not that the fair values of six brands were below their carrying amounts, we performed an interim impairment test on these brands as of December 29, 2018. As a result of our interim test, we recognized a non-cash impairment loss of $8.6 billion in SG&A related to five brands, including three that were valued using the excess earnings method (Kraft, Oscar Mayer, and Philadelphia) and two that were valued using the relief from royalty method (Velveeta and ABC). The other brand we tested was determined to not be impaired. The impairment losses for Kraft, Oscar Mayer, Philadelphia, and Velveeta were recorded in our United States segment, and the ABC impairment loss was recorded in our International segment, consistent with the ownership of each trademark. See Note 10, Goodwill and Intangible Assets, in our Annual Report on Form 10-K for the year ended December 29, 2018 for additional information on these impairment losses.
As a result of our 2017 annual impairment testing, we recognized a non-cash impairment loss of $49 million in SG&A in the second quarter of 2017. This loss was due to continued declines in nutritional beverages in India. The loss was recorded in our International segment as the related trademark is owned by an Italian subsidiary.
Fair value determinations require considerable judgment and are sensitive to changes in underlying assumptions, estimates, and market factors. Estimating the fair value of individual brands requires us to make assumptions and estimates regarding our future plans, as well as industry, economic, and regulatory conditions. These assumptions and estimates include estimated future annual net cash flows, income tax considerations, discount rates, growth rates, royalty rates, contributory asset charges, and other market factors. If current expectations of future growth rates and margins are not met, if market factors outside of our control, such as discount rates, change, or if management’s expectations or plans otherwise change, including as a result of updates to our global five-year operating plan, then one or more of our brands might become impaired in the future. We are currently actively reviewing the enterprise strategy for the Company. As part of this strategic review, we expect to develop updates to the five-year operating plan in 2020, which could impact the allocation of investments among brands and impact growth expectations and fair value estimates. Additionally, as a result of this strategic review process, we could decide to divest certain non-strategic assets. As a result, the ongoing development of the enterprise strategy and underlying detailed business plans could lead to the impairment of one or more of our brands in the future.
Our brands that were impaired in 2018 and 2019 were written down to their respective fair values resulting in zero excess fair value over carrying amount as of the applicable impairment test dates. Accordingly, these and other individual brands that have 20% or less excess fair value over carrying amount as of their latest 2019 impairment testing date have a heightened risk of future impairments if any assumptions, estimates, or market factors change in the future. Although the remaining brands have more than 20% excess fair value over carrying amount as of their latest 2019 impairment testing date, these amounts are also associated with the 2013 Heinz acquisition and the 2015 Merger and are recorded on the balance sheet at their estimated acquisition date fair values. Therefore, if any estimates, market factors, or assumptions, including those related to our enterprise strategy or business plans, change in the future, these amounts are also susceptible to impairments.
Definite-lived intangible assets:
Definite-lived intangible assets were (in millions):

	December 28, 2019			December 29, 2018
	Gross	Accumulated Amortization	Net	Gross	Accumulated Amortization	Net
Trademarks	$2,443	$(469)	$1,974	$2,474	$(402)	$2,072
Customer-related assets	4,113	(845)	3,268	4,097	(681)	3,416
Other	14	(4)	10	18	(4)	14
	$6,570	$(1,318)	$5,252	$6,589	$(1,087)	$5,502
Amortization expense for definite-lived intangible assets was $286 million in 2019, $290 million in 2018, and $278 million in 2017. Aside from amortization expense, the changes in definite-lived intangible assets from December 29, 2018 to December 28, 2019 primarily reflect additions of $66 million related to purchase accounting for Primal Nutrition, impairment losses of $15 million, and foreign currency. At December 28, 2019 and December 29, 2018, definite-lived intangible assets excluded amounts classified as held for sale. See Note 4, Acquisitions and Divestitures, for additional information related to our acquisition of Primal Nutrition, as well as amounts held for sale.
We estimate that amortization expense related to definite-lived intangible assets will be approximately $277 million in 2020 and approximately $277 million in each of the four years thereafter.